Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY SUSTAINABLE ETF
(The Nasdaq Stock Market LLC: STNC)

Summary Prospectus
March 2, 2026

hennessyetfs.com  |  1-877-671-3199

The Fund’s Prospectus and Statement of Additional Information, both dated March 2, 2026, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund at no cost online at https://www.hennessyetfs.com/etfs/regulatory-documents, by calling 1-877-671-3199 or 1-415-899-1555, or by emailing fundsinfo@hennessyfunds.com.

Investment Objective

The Hennessy Sustainable ETF seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Reimbursement[1]	(0.10)%
Total Annual Fund Operating Expenses
After Expense Reimbursement	0.85%

[1]	The Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Fund’s average daily net assets. The contractual arrangement will continue until February 28, 2027, at which time it will automatically terminate (and it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and equal to total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$293	$516	$1,157

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 275% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. issuers that meet sustainability standards, as determined by the Portfolio Managers. The Portfolio Managers also screen on the basis of fundamental financial standards. The Fund primarily invests in large-capitalization issuers but may also invest in small- and medium-capitalization issuers. The Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers.

In identifying investments for the Fund, the Portfolio Managers utilize three independent processes. First, the Portfolio Managers apply a rules-based sustainability methodology that seeks to identify the strong companies from each industry and sub-industry group in the universe of large-capitalization companies, medium-capitalization companies, or small-capitalization companies, as applicable. Companies that have exclusively or primarily engaged in weapons, tobacco, or fossil fuel extraction are excluded from consideration. The remaining universe is then quantitatively scored against industry group peers on up to 25 sustainability-related key performance indicators (“KPIs”) such as energy productivity, carbon intensity, water dependence, waste profile, and KPIs relating to governance, including capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance. The securities deemed by the Portfolio Managers to be strong may be retained. This generally results in the Portfolio Managers retaining securities in the top 50%, but the Portfolio Managers have discretion to retain more than that. The Portfolio Managers utilize data feeds from third parties that the Portfolio Managers consider, in their sole discretion, as trustworthy or have the expertise in specific KPI areas. The current primary external data source is Corporate Knights Research, an affiliate of Stance Capital, LLC, but such firm or firms may change in the Portfolio Managers’ discretion. Corporate Knights Research is based in Toronto, and is a leading media firm in Canada focused on climate risk. For over 20 years, it has published an annual ranking of the most sustainable companies in the world. Its methodology is rules-based and forms the foundation of the Portfolio Managers’ approach to sustainability scoring. Second, the Portfolio Managers apply a machine-learning model that uses financial, risk, and other factors to identify companies that are most likely to outperform both in the absolute returns and in risk-adjusted returns over the next quarter. In the final process, the portfolio is optimized to minimize tail risk and maximize diversification. Tail risk is the risk that an investment’s return will move significantly beyond expectations (namely, more than three standard deviations from its mean). The Portfolio Managers target a maximum weighting of 3.5% of any single position upon rebalancing, but retain discretion to adjust this target percentage. The Portfolio Managers generally rebalance the portfolio quarterly.

Positions are sold quarterly if the Portfolio Managers decide they are no longer optimal in the portfolio. The Fund’s investment portfolio is generally composed of around 40 investment positions.

While investing in a particular sector is not a principal investment strategy of the Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Fund’s total assets. On each rebalancing date, investments within a particular sector will also be capped at up to twice the weight of the sector within the S&P 500® Index.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money.

Structural ETF Risks: The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s net asset value (“NAV”) to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant (“AP”). Shareholders may be subject to tax on gains they would not otherwise have been subject to, or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Market Participants Risk. Only an AP may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of the Fund’s shares but such market makers are under no obligation to do so. Decisions by APs or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the AP’s ability to proceed with creation or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on The Nasdaq Stock Market LLC (the “Exchange”), which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in the Fund’s shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads of the Fund’s shares. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with ETFs generally, the Fund’s shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the net asset value or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund’s NAV per share, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that the Fund’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. Trading in shares on the Exchange may be halted by the Exchange because of market conditions that, in the view of the Exchange, make trading in the Fund inadvisable. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund or may only be able to do so at an increased premium or discount.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Fund.

Sustainability Investing Risk: Sustainability investing risk is the risk that applying sustainable investment analysis to the Portfolio Managers’ investment decisions regarding the Fund’s portfolio may forgo certain investment opportunities otherwise available to the Fund. The Fund intends to invest in companies with measurably high sustainability ratings relative to their sector peers, and screen out particular companies that do not meet its sustainability criteria. This may affect the Fund’s exposure to certain companies or industries and the relevance and weighting of sustainability criteria may vary significantly among issuers and third-party data providers. Sustainability is a subjective assessment and it is not uniformly defined. Sustainability data may be incomplete, delayed, inaccurate, or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. The Fund’s returns may be lower than other funds that do not seek to invest in companies based on sustainability ratings or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have higher sustainability ratings, but investors may differ in their views of sustainability characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Regulatory changes regarding the definition or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

Third-Party Data Provider Risk: In evaluating issuers, the Portfolio Managers rely upon information and data, including from third-party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to sustainability metrics. As a result, the Fund may underperform funds that do not screen or score companies based on sustainability factors or funds that use different third-party data providers.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Large-Sized Companies Risk: The stocks of large-capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Small-Sized and Medium-Sized Companies Risk: The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Model Risk: The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that the Portfolio Managers’ use of these models will result in effective investment decisions for the Fund. The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that the models use may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the Fund’s performance. High portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

Tax Law Change Risk: Tax law is subject to change at any time, possibly with retroactive effect, or to different interpretations. For example, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The recently enacted One Big Beautiful Bill Act made significant other changes to the U.S. Internal Revenue Code of 1986, as amended, including permanent reductions to tax rates and disallowance of deductions, that will materially impact funds and their investors. Moreover, future U.S. tax legislation and administrative guidance could materially affect the value of or tax consequences of your investment in the Fund. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one year and since inception compare with those of indices that reflect broad measures of market performance, the S&P 500® Equal Weight Index and the S&P 500® Index. The Fund is the successor to the Stance Equity ESG Large Cap Core ETF, a series of The RBB Fund, Inc. (the “Predecessor Fund”), pursuant to a reorganization that took place after the close of business on December 22, 2022. The performance information provided for the periods on or prior to December 22, 2022, is historical information for the Predecessor Fund. The Predecessor Fund had a substantially similar investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyetfs.com.

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 11.65% for the quarter ended December 31, 2023, and the lowest quarterly return was -10.81% for the quarter ended June 30, 2022.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2025)

	One	Since Inception
	Year	(March 15, 2021)
Hennessy Sustainable ETF
Return before taxes	10.18%	6.69%
Return after taxes
on distributions	9.91%	6.53%
Return after taxes on distributions
and sale of Fund shares	6.21%	5.23%
S&P 500® Equal Weight Index
(reflects no deduction for
fees, expenses, or taxes)	11.43%	8.34%
S&P 500® Index
(reflects no deduction for
fees, expenses, or taxes)	17.88%	13.68%

The after-tax returns are calculated using the highest historical individual stated federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisors

Stance Capital, LLC (“Stance Capital”) and Vident Advisory, LLC (“Vident”) serve as sub-advisors to the Fund.

Portfolio Managers

The Stance Capital team, which comprises Bill Davis and Kyle Balkissoon, is primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program, other than the trading functions delegated to Vident. Each of Messrs. Davis and Balkissoon have served as a Portfolio Manager of the Fund since its inception in March 2021, and each is also a Managing Director of Stance Capital.

The Vident team, which comprises Rafael Zayas, CFA, and Austin Wen, CFA, is primarily responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Mr. Zayas has served as a Portfolio Manager of the Fund since its inception in March 2021 and Mr. Wen has served as a Portfolio Manager of the Fund since April 2024. Mr. Zayas also serves as a Senior Vice President, Head of Portfolio Management and Trading at Vident.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on the Exchange and most investors will buy and sell shares through brokers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

Information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund, and the median bid-ask spread for the most recent 30-day period, is available, free of charge, on the Fund’s website at www.hennessyetfs.com. For the most recent fiscal year, the median bid-ask spread on Fund shares was 0.31%.

Tax Information

The Fund’s distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and

Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Investment Manager, Stance Capital, Vident, and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund, including, without limitation, administrative, sub-transfer agency type, recordkeeping, and shareholder communication services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment. Similarly, such payments may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. Ask your financial adviser or visit your financial intermediary’s website for more information.